UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
(Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

THE WEITZ FUNDS

Balanced Fund

ANNUAL
REPORT

March 31, 2004

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WBALX

THE WEITZ FUNDS — BALANCED FUND
Performance Since Inception

A perspective on the Balanced Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Balanced Fund at its inception (October 1, 2003) would have grown over the six month period (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth the total return data for the Balanced Fund for the six month period ended March 31, 2004, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

Oct. 1, 2003	$25,000	$ —	$ —	$25,000	—%
Dec. 31, 2003	25,925	—	19	25,944	3.8	†
Mar. 31, 2004	26,300	—	19	26,319	1.4	††

The Fund’s total return for the six month period ended March 31, 2004 was 5.3%. The return assumes redemption at the end of the period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Since inception, the total amount of capital gains distributions reinvested in shares was $0, and the total amount of income distributions reinvested was $19.

†   Return is for the period 10/1/03 through 12/31/03

†† Return is for the period 1/1/04 through 3/31/04

THE WEITZ FUNDS — BALANCED FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Balanced Fund (October 1, 2003) through March 31, 2004, as compared with the growth of the Blended Index during the same period. The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500 (“S&P 500”), which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index (“Lehman Index”), which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years. The chart also includes information about the growth of the S&P 500 and the Lehman Index for the period. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Balanced Fund on October 1, 2003, would have been valued at $26,319 on March 31, 2004.

Total Return

Since Inception (Oct. 1, 2003)

Balanced Fund	5.3%
Blended Index	9.5
Standard & Poor’s 500 Index	14.1
Lehman Brothers Intermediate U.S. Government/Credit Index	2.5

The return assumes redemption at the end of the period and reinvestment of dividends. This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE WEITZ FUNDS — BALANCED FUND
March 31, 2004 – Annual Report

April 6, 2004

Dear Fellow Shareholder:

          In the first calendar quarter of 2004, the Weitz Balanced Fund had a total return of 1.4% (after expenses) vs. 2.0% for the Blended Index**. For the six months since inception, the Balanced Fund is up 5.3% vs. 9.5% for the Blended Index.** Our returns have been restrained by large holdings of cash and equivalents, which continue to represent 55% of the portfolio.

          The table below compares the performance of the Balanced Fund to those of our primary benchmark, the Blended Index**, as well as the S&P 500 and the Lehman Brothers Intermediate U.S. Government/Credit Index.

Total Returns*

6-Months

Balanced Fund	5.3%
Blended Index**	9.5
S&P 500 (stocks)	14.1
Lehman Brothers Intermediate U.S. Government/Credit Index (bonds)	2.5

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

**

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Portfolio Review

          The short story, with the benefit of hindsight, is that we have been more cautious than necessary. Our large cash position has been a drag on performance in a rising market. We are pleased, however, with the Fund’s return given its risk-averse positioning. Adjusted for our invested level, our stocks compared favorably to those in the S&P 500. While slow and steady is not exciting, we will continue to remain disciplined in our investment process. We are well positioned to take advantage of opportunities as they arise.

          The Fund’s performance since inception has been driven by strong stock market gains. The S&P 500 advanced 14.1% during the six-month period. Our stocks also performed well during the same period, often much better than should be expected for such a short time horizon. Redwood Trust and GreenPoint Financial each returned more than 50%. Other notable contributors to performance included Berkshire Hathaway, Caesars Entertainment, Citizens Communications, Harrah’s Entertainment, Laboratory Corporation of America, Mohawk Industries and Papa John’s.

          Bond returns were positive for the six months, but they paled in comparison to those on stocks. The Fund did not participate fully in the bond rally due to the short duration and high credit quality of our bonds. We continue to think that the modest potential rewards from more aggressive bond investments are outweighed by the risk of higher interest rates. (Note: Interest rates rose sharply just after quarter end, erasing more than half of the Lehman Brothers Intermediate U.S. Government/Credit Index’s entire six-month gain in three business days!)

Quarterly Update

          The investing environment remained challenging in the first quarter. Stock prices generally rose more than our estimates of business value. As a result, few stocks were available with an acceptable margin of safety. As stocks became more expensive, the other Weitz equity funds were net sellers (during the quarter Wally sold more than eight dollars of stock for every dollar purchased in the Value Fund). At the same time, substantial inflows to the Balanced Fund drove asset growth of more than fifty percent.

          Against this backdrop, the Fund’s invested level rose from 25% equities at year-end 2003 to more than 32% equities at March 31, 2004. We added seven new names to the portfolio in the quarter. We also sold our positions in GreenPoint Financial and Safeway. North Fork agreed to acquire GreenPoint at a price approximating our estimate of fair value. Myriad internal and external challenges at Safeway continued to erode our estimate of value. We were fortunate to sell our position at a very small gain.

          While we were fairly active buyers during the quarter, many of the purchases are best characterized as attempts at bunt singles. The buys fit into three general categories: (1) existing holdings where we added exposure on price weakness, (2) exceptional businesses purchased at fair to slightly discounted prices and (3) solid businesses purchased on an opportunistic basis.

(1) Additional Purchases of Existing Holdings

          During the quarter we increased our holdings of several old favorites. Comcast is a good example of the process. Comcast’s stock fell more than 10% after management announced an unsolicited bid for Disney in February. Many investors are concerned that either (a) Comcast will eventually buy Disney and pay too much or (b) Comcast will not buy Disney, but the bid signifies that they need additional content assets to complement their powerful distribution platform.

          We rechecked our assumptions and reached a different conclusion. Our view is that Comcast made a timely and suitable bid for Disney. We are comfortable that management will not overpay for the Disney assets. While Disney would be a nice addition to Comcast at the right price, we think the core business will do just fine with or without those assets. As a result, we used the continuing stock price weakness to add to our position. Comcast is now the largest holding in the portfolio at 3% of assets, and we think it will turn out to be a terrific long-term investment from today’s price.

(2) “Core” Purchases of New Names

          The second category is exceptional businesses with strong management purchased at fair to slightly discounted prices. First Data Corporation, Wells Fargo and Republic Services fall into this category. We are not thrilled with the price tags on these stocks. Great businesses simply aren’t available at bargain prices in this environment. The thesis is that these companies can grow per share business value at or above our discount rate for years to come, and thus have the potential to be core holdings. Our return expectations for these stocks are relatively modest, but we think the risks are as well.

•

First Data is a transaction processor with a very attractive business model. It owns Western Union, the largest player in the rapidly growing money transfer industry. This scalable, network business has high barriers to entry and requires little capital, leading to high returns. First Data also is a leading processor of credit and debit card transactions for merchants and a leading service provider to credit card issuers.

•

Wells Fargo is an extremely well-managed bank with a particularly strong franchise in the western half of the country. The company continues to diversify into other financial services. The strategy is simple: earn more of each customer’s financial service business by delivering superior value. Returns have been stellar for many years, and we expect the company may continue to grow at an above-average rate.

•

Republic Services provides solid waste collection and disposal services, concentrated in higher growth markets. The trash industry is more capital intensive and grows more slowly than our typical favorites, but it also generates strong and predictable cash flows. We think Republic Services has a focused management team that is committed to allocating that free cash flow wisely.

(3) “Opportunistic” Purchases of New Names

          The final category is our version of trading opportunities, which in many ways is a misnomer. A “trade” for us is often a multi-year proposition. We view something as a trade when we don’t expect to be long-term owners. For example, Westar Energy is a fine company, but other investors typically may pay a premium for the stable cash flow of a regulated utility. When that happens we are likely to sell and move on to something more attractive.

•

Westar Energy is a Kansas utility that ran into trouble over the past few years due to failed diversification efforts, high leverage and soured regulatory relationships. New management is in the final phase of bringing the company full circle back to its roots, the regulated utility business. They sold off non-core assets, shored up the balance sheet and improved relations with their regulators. We bought on a dip in February, hoping for a modest double-digit percentage price increase over the next 12-18 months, plus a nice dividend while we waited. The stock reached our price target in a month rather than a year, and we sold our position in early April.

•

Coinstar operates a network of self-service coin counting machines, primarily located in supermarkets. Grocery stores like the machines because they drive traffic and generate high returns per square foot. Consumers value the machines for convenience. Coinstar is a small company with a volatile stock, but a much more predictable underlying business. We expect the company to generate more than $2.00 per share of discretionary cash flow in 2004. We are counting on management to deploy this cash flow intelligently, especially with respect to new growth initiatives.

•

We bought stock and simultaneously wrote options on Hilton Hotels, ITT Educational Services and a few existing holdings during the quarter. These conservative strategies are designed to grind out returns in a low-expectations world. We write covered calls when we think the premiums are high enough to improve our risk/reward outlook. The opportunity cost versus owning the stock outright is that we forego most of the upside if the stock rises substantially. The offsetting benefit is downside protection to the extent of the premium received.

Outlook

          These are challenging times for price-sensitive investors. The broadly rising market has made it difficult to find clear-cut values in any corner of the domestic stock or bond markets. Our high level of cash reserves is not a market timing call. Rather, our investment process is geared to identifying individual situations where we think the odds are clearly in our favor. When such opportunities are scarce, our long-run approach to investing calls for patience.

          We hope you will join us for our annual shareholder information meeting on Tuesday, May 25. There will be no official business to conduct, so we can spend the whole time answering your questions about investments.

Regards,

Bradley P. Hinton Co-Portfolio Manager	Wallace R. Weitz Co-Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

THE WEITZ FUNDS — BALANCED FUND
Schedule of Investments in Securities
March 31, 2004

Shares		Cost	Value

	COMMON STOCKS — 32.7%
	Banking — 2.3%
7,000	Washington Mutual, Inc.	$274,205	$298,970
4,000	Wells Fargo & Co.	226,040	226,680

		500,245	525,650

	Cable Television — 3.0%
25,000	Comcast Corp. - Special CL A* (a)	747,739	697,000

	Commercial Services — 2.2%
17,000	Coinstar, Inc.*	294,114	269,790
5,500	First Data Corp.	217,347	231,880

		511,461	501,670

	Consumer Products and Services — 2.8%
4,000	Mohawk Industries, Inc.* (a)	275,906	329,400
12,000	Republic Services, Inc.	314,275	324,840

		590,181	654,240

	Educational Services — 1.3%
10,000	ITT Educational Services, Inc.*	306,250	312,000

	Financial Services — 3.8%
180	Berkshire Hathaway, Inc. CL B*	493,814	559,982
4,200	Fannie Mae	297,715	312,270

		791,529	872,252

	Health Care — 5.0%
16,000	First Health Group Corp.*	331,408	349,760
2,250	HCA Inc.	81,158	91,395
8,700	Laboratory Corporation of America Holdings*	298,973	341,475
12,000	Triad Hospitals, Inc.*	368,244	369,840

		1,079,783	1,152,470

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS — BALANCED FUND
Schedule of Investments in Securities, Continued

Shares		Cost	Value

	Lodging and Gaming — 2.9%
25,200	Caesars Entertainment, Inc.* (a)	$267,644	$328,608
3,000	Harrah’s Entertainment, Inc.	126,050	164,670
11,000	Hilton Hotels Corp.(a)	169,675	178,750

		563,369	672,028

	Media and Entertainment — 2.9%
61,000	Liberty Media Corp. - A*(a)	663,915	667,950

	Real Estate and Construction — 0.2%
1,000	Forest City Enterprises, Inc. CL A	43,133	53,850

	Real Estate Investment Trusts — 1.0%
3,750	Redwood Trust, Inc.	159,486	233,137

	Restaurants — 0.5%
3,500	Papa John’s International, Inc.*	85,362	118,440

	Retail — 0.9%
4,000	Cabela’s, Inc. CL A* # (b)	201,600	201,600

	Telecommunications — 2.7%
3,000	Alltel Corp.	138,970	149,670
28,500	Citizens Communications Co.*	322,556	368,790
1,500	Telephone and Data Systems, Inc.	89,579	106,305

		551,105	624,765

	Utilities — 1.2%
13,500	Westar Energy, Inc.	255,944	282,960

	Total Common Stocks	7,051,102	7,570,012

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS — BALANCED FUND
Schedule of Investments in Securities, Continued

Rating†	Principal amount or shares		Cost	Value

		CORPORATE BONDS — 0.8%
BBB-	$125,000	Liberty Media Corp. Sr. Notes 3.5% 9/25/06	$123,361	$127,378
B+	50,000	HMH Properties, Inc. 7.875% 8/01/08	51,255	52,188

		Total Corporate Bonds	174,616	179,566

		U.S. GOVERNMENT AND AGENCY SECURITIES — 11.2%
AAA	300,000	U.S. Treasury Note 1.625% 9/30/05	299,459	301,453
AAA	300,000	U.S. Treasury Note 3.5% 11/15/06	309,300	312,785
AAA	100,000	Fannie Mae 2.625% 11/17/06 (c)	99,890	100,590
AAA	100,000	Federal Home Loan Bank 2.0% 11/24/06 (c)	100,000	100,133
AAA	300,000	U.S. Treasury Note 3.0% 11/15/07	301,298	308,051
AAA	150,000	Fannie Mae 4.25% 9/17/08	150,815	152,199
AAA	300,000	U.S. Treasury Note 3.125% 10/15/08	298,027	306,235
AAA	500,000	Federal Home Loan Bank 3.51% 1/08/09	502,574	505,064
AAA	400,000	U.S. Treasury Note 3.0% 2/15/09	399,082	404,469
AAA	50,000	Fannie Mae 5.625% 5/28/09	50,315	50,350
AAA	40,000	Federal Home Loan Bank 7.0% 7/16/09	40,581	40,680

		Total U.S. Government and Agency Securities	2,551,341	2,582,009

		SHORT-TERM SECURITIES — 61.5%
	245,001	Wells Fargo Government Money Market Fund	245,001	245,001
AAA	14,000,000	U.S. Treasury Bills, 0.856% to 0.958%, due 4/01/04 to 7/08/04 (d)	13,982,144	13,982,517

		Total Short-Term Securities	14,227,145	14,227,518

		Total Investments in Securities	$24,004,204	24,559,105

		Options Written — (0.6%)		(128,150)
		Other Liabilities in Excess of Other Assets — (5.6%)		(1,301,709)

		Net Assets — 100%		$23,129,246

		Net Asset Value Per Share		$10.52

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS — BALANCED FUND
Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price	Value

	OPTIONS WRITTEN*
	Covered Call Options
15,000	Caesars Entertainment, Inc.	January 2005/$12.50	$(27,000)
11,000	Hilton Hotels Corp.	October 2004/$15	(22,550)
10,000	ITT Educational Services, Inc.	October 2004/$30	(58,000)
13,000	Liberty Media Corp. - A	July 2004/$12.50	(1,950)
1,000	Mohawk Industries, Inc.	August 2004/$75	(9,850)

			(119,350)

	Put Options
11,000	Hilton Hotels Corp.	October 2004/$15	(8,800)

	Total Options Written		$(128,150)
	(premiums received $111,620)

†	Unaudited

*	Non-income producing

#	Illiquid security

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Restricted security acquired in a private placement on October 14, 2003. The Fund will not bear the cost of registering the security.

(c)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of March 31, 2004.

(d)	Interest rates presented for treasury bills are based on yield to maturity rates(s) at date(s) of purchase.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS — BALANCED FUND
Statement of Assets and Liabilities
March 31, 2004

Assets:
Investments in securities, at value (cost $24,004,204)	$24,559,105
Accrued interest and dividends receivable	35,889

Total assets	24,594,994

Liabilities:
Due to adviser	15,430
Payable for securities purchased	1,303,899
Options written, at value (proceeds received $111,620)	128,150
Other expenses	18,269

Total liabilities	1,465,748

Net assets applicable to outstanding capital stock	$23,129,246

Analysis of net assets:
Paid-in capital	$22,520,239
Accumulated undistributed net realized gain	70,636
Net unrealized appreciation of investments	538,371

Total net assets applicable to shares outstanding	$23,129,246

Net asset value, offering and redemption price per share of outstanding capital stock (2,199,021 shares outstanding)	$10.52

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS — BALANCED FUND
Statement of Operations
Six months ended March 31, 2004*

Investment income:
Dividends		$32,885
Interest		71,538

Total investment income		104,423

Expenses:
Investment advisory fee	$62,273
Audit fees	22,500
Sub-transfer agent fees	14,221
Administrative fee	16,820
Registration fees	6,941
Custodial fees	3,035
Trustees fees	323
Other expenses	9,226

Total expenses		135,339
Less fees waived and expenses assumed by investment adviser		(38,038)

Net expenses		97,301

Net investment income		7,122

Realized and unrealized gain on investments:
Net realized gain on investments		74,634
Net unrealized appreciation of investments		538,371

Net realized and unrealized gain on investments		613,005

Net increase in net assets resulting from operations		$620,127

     *     Fund commenced operations on October 1, 2003.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS — BALANCED FUND
Statement of Changes in Net Assets

Six months ended March 31, 2004*

Increase (decrease) in net assets:
From operations:
Net investment income	$7,122
Net realized gain	74,634
Net unrealized appreciation	538,371

Net increase in net assets resulting from operations	620,127

Distributions to shareholders from:
Net investment income	(7,122)
Net realized gains	(3,998)

Total distributions	(11,120)

Capital share transactions:
Proceeds from sales	23,319,100
Payments for redemptions	(809,419)
Reinvestment of distributions	10,558

Total increase from capital share transactions	22,520,239

Total increase in net assets	23,129,246

Net assets:
Beginning of period	—

End of period (including undistributed net investment income of $0)	$23,129,246

     *     Fund commenced operations on October 1, 2003.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS — BALANCED FUND
Financial Highlights

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the period indicated.

	Six months ended March 31, 2004 (a)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net gain on securities (realized and unrealized)	0.52

Total from investment operations	0.53

Less distributions:
Dividends from net investment income	(0.01)
Distributions from realized gains	—	#

Total distributions	(0.01)

Net asset value, end of period	$10.52

Total return	5.3	%†

Ratios/supplemental data:
Net assets, end of period ($000)	23,129
Ratio of net expenses to average net assets††	1.25	%*
Ratio of net investment income to average net assets	0.09	%*
Portfolio turnover rate	5	%†

*	Annualized

†	Not annualized

#	Amount rounds to less than $0.01

††	Absent waivers and expenses assumed by the Adviser, the annualized expense ratio would have been 1.74% for the period ended March 31, 2004.

(a)	Fund commenced operations on October 1, 2003.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS — BALANCED FUND
Notes to Financial Statements
March 31, 2004

(1)	Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company. As of March 31, 2004, there was only one series authorized by the Trust, the Balanced Fund (the “Fund”), which commenced operations on October 1, 2003. The accompanying financial statements present the financial position and results of operations of the Fund.

The Fund’s investment objectives are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a diversified portfolio of U.S. equity and fixed income securities.

During March 2004, the shareholders of each series of Weitz Series Fund, Inc. and Weitz Partners, Inc. approved the reorganization of their Funds with and into new series of the Trust, effective April 1, 2004.  Each new series of the Trust has the same name, investment objective and investment policies of its predecessor Fund.

(2)	Significant Accounting Policies

The following significant accounting policies are in accordance with accounting principles generally accepted in the United States for the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

• Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•

The value of securities, for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund’s Board of Trustees.

(b)	Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(d)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(e) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)	Related Party Transactions

The Trust has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and trustees of the Trust are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 0.80% of the Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

During the period of time ending July 31, 2004, the Adviser has agreed to reimburse the Fund or to pay directly a portion of the Fund’s expenses if total expenses exceed 1.25% of the Fund’s average daily net assets. The total investment advisory and administrative fees, including the amounts waived by the Adviser, are set forth in the Fund’s statement of operations.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4)	Capital Stock

The Trust is authorized to issue an indefinite number of shares of beneficial interest. Each share of stock has a pro rata interest in the assets of the series to which the stock of that series relates and has no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

Six months ended March 31, 2004

Transactions in shares:
Shares issued	2,275,779
Shares redeemed	(77,777)
Reinvested dividends	1,019

Net increase	2,199,021

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

Six months ended March 31, 2004

Distributions paid from:
Ordinary income	$11,120

Total distributions	$11,120

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$63,730
Undistributed long-term gains	6,906
Unrealized appreciation	538,371

$609,007

(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $10,036,276 and $323,327, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 2004, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $630,094 and $75,193, respectively.

	(a)	Restricted and Illiquid Securities

The Fund owns certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be restricted and/or illiquid. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Restricted and/or illiquid securities owned at March 31, 2004, include the following:

Cost

Cabela’s Inc. CLA	$201,600

Total restricted and/or illiquid securities	$201,600

The total value of these securities at March 31, 2004, was $201,600, representing 0.9% of the Fund’s net assets.

(b)	Options Written

Transactions relating to options written are summarized as follows:

	Six months ended March 31, 2004

	Number of Contracts	Premiums

Options outstanding, beginning of period	—	$—
Options written, during the period	610	111,620

Options outstanding, end of period	610	$111,620

(7)	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(8)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc., to the Partners Value Fund of the Weitz Partners, Inc. and to the Balanced Fund of The Weitz Funds (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2004 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund, the Partners Value Fund and/or the Balanced Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of the
Balanced Fund of The Weitz Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Balanced Fund of The Weitz Funds (the “Fund”) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the period October 1, 2003 (commencement of operations) through March 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Balanced Fund of The Weitz Funds as of March 31, 2004, and the results of its operations, the changes in its net assets and financial highlights for the period October 1, 2003 through March 31, 2004, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio
April 27, 2004

INFORMATION ABOUT THE DIRECTORS/TRUSTEES
AND OFFICERS OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as directors/trustees or officers of Weitz Series Fund, Inc., Weitz Partners, Inc. and The Weitz Funds (the “Weitz Funds”). Each director/trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors/Trustees.

The address of all officers and directors/trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors/Trustees*

Wallace R. Weitz (54)
Position(s) Held with Fund: President; Treasurer;
    Portfolio Manager
Length of Service (Beginning Date): Weitz Series
    Fund, Inc. (and predecessor Weitz Value Fund) –
    January, 1986, Weitz Partners, Inc. – July, 1993, The
    Weitz Funds – August, 2003
Principal Occupation(s) During Past 5 Years: President,
    Wallace R. Weitz & Company, Weitz  Series Fund,
    Inc., Weitz Partners, Inc., The Weitz Funds
Number of Portfolios Overseen: 6
Other Directorships: N/A

Thomas R. Pansing, Jr. (59)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. (and predecessor Weitz Value Fund) – January,
    1986, Weitz Partners, Inc. – July, 1993, The Weitz
    Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
    Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen: 6
Other Directorships: N/A

*

Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an “interested director”. Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors/Trustees

Lorraine Chang (53)
Position(s) Held with Fund: Director/Trustee
    Length of Service (Beginning Date): Weitz Series Fund,
    Inc. and Weitz Partners, Inc. – June, 1997, The
    Weitz Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
    The Public Strategies Group, a management
    consulting firm, 1999-Present; Independent
    Consultant 1995-1999
Number of Portfolios Overseen: 6
Other Directorships: N/A

John W. Hancock (56)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. (and predecessor Weitz Value Fund) – January,
    1986, Weitz Partners, Inc. – July, 1993, The Weitz
    Funds – August 2003
Principal Occupation(s) During Past 5 Years: Partner,
    Hancock & Dana, an accounting firm
Number of Portfolios Overseen: 6
Other Directorships: N/A

Richard D. Holland (82)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. and Weitz Partners, Inc. – June, 1995, The Weitz
    Funds – August 2003
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen: 6
Other Directorships: N/A

Delmer L. Toebben (73)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): Weitz Series Fund,
    Inc. and Weitz Partners, Inc. – July, 1996, The Weitz
    Funds – August 2003
Principal Occupation(s) During Past 5 Years: Retired,
    1999-Present; President, Curzon Advertising &
    Display, Inc. 1977-1999
Number of Portfolios Overseen: 6
Other Directorships: N/A

Independent Directors/Trustees (continued)

Roland J. Santoni (62)
Position(s) Held with Fund: Director/Trustee
Length of Service (Beginning Date): The Weitz Funds – February 2004
Principal Occupation(s) During Past 5 Years: Vice President, West Development, Inc., a development company, June 2003 - Present; Professor of Law, Creighton University, 1977-2003; Of Counsel, Erickson &Sederstrom, a law firm, 1978-2003

Number of Portfolios Overseen: 6
Other Directorships: Transgenomic, Inc.

Officers

Mary K. Beerling (63)
Position(s) Held with Fund: Vice President and
    Secretary
Length of Service (Beginning Date): July, 1994
Principal Occupation(s) During Past 5 Years:
    Vice President, Wallace R. Weitz & Company,
    Weitz Series Fund, Inc., Weitz Partners, Inc., The
    Weitz Funds

Kenneth R. Stoll (42)
Position(s) Held with Fund: Vice President
Length of Service (Beginning Date): April, 2004
Principal Occupation(s) During Past 5 Years:
    Chief Operating Officer, Wallace R. Weitz &
    Company and Vice President, The Weitz Funds,
    April, 2004-Present; Partner, PricewaterhouseCoopers
    LLP, 1999-2004; Partner, McGladrey & Pullen, LLP,
    1983-1999

The Statement of Additional Information for Weitz Series Fund, Inc., Weitz Partners, Inc. and The Weitz Funds, which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors/Trustees and Officers of the Weitz Funds.

PROXY VOTING POLICIES AND PROCEDURES
(Unaudited)

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745 or (ii) on the SEC’s website.

CHANGE OF INDEPENDENT AUDITORS
(Unaudited)

An audit partner from PricewaterhouseCoopers LLP (PwC) accepted a position as chief operating officer of Wallace R. Weitz & Company. Since this partner had previously served the Weitz Fund complex within the last year as lead audit partner, PwC was no longer considered to be independent of the Fund and therefore resigned as the Fund’s independent auditors on March 8, 2004.

The reports of PwC on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through March 8, 2004, there were no disagreements with PwC on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of disagreement in connection with its report.

On March 25, 2004, the Audit Committee of the Board of Trustees, on behalf of the Fund, engaged Ernst & Young LLP as its independent auditors.

OTHER INFORMATION
(Unaudited)

For the fiscal year ended March 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,763 represents the amount that may be considered qualified dividend income. For corporate shareholders, $4,763 of the distributions paid during the fiscal year qualifies for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2003, which was reported in conjunction with your 2003 Form 1099-DIV.

Board of Trustees
     Lorraine Chang
     John W. Hancock
     Richard D. Holland
     Thomas R. Pansing, Jr.
     Roland J. Santoni
     Delmer L. Toebben
     Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice President & Secretary
     Kenneth R. Stoll, Vice President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     Boston Financial Data Services, Inc.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund. A current Prospectus is available at www.weitzfunds.com or by calling 800-232-4161.

5/5/04

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics. The Code of Ethics is attached hereto as Exhibit 11(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The period ended March 31, 2004 was the Registrant’s initial fiscal year. PricewaterhouseCoopers LLP resigned on March 8, 2004 and Ernst & Young LLP (E&Y) was appointed as the Registrant’s auditor on March 25, 2004. Fees for audit services provided by E&Y for the period ended March 31, 2004 totaled $12,200.

(b)	Audit Related Fees. None.

(c)	Tax Fees. None.

(d)	All Other Fees. None.

(e)	(1) The Registrant’s Audit Committee must pre-approve all audit services and non-audit services that the auditor provides to the Registrant. The Audit Committee must also pre-approve any engagement of the auditor to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2) Not applicable.

(f)	All of the work in connection with the audit of the Registrant during the period ended March 31, 2004 was performed by full-time employees of E&Y.

(g)	None

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Registrant’s principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds By (Signature and Title)* /s/ Wallace R. Weitz ———————————— Wallace R. Weitz, President Date May 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Wallace R. Weitz ———————————— Wallace R. Weitz, President Date May 4, 2004

By (Signature and Title)* /s/ Kenneth R. Stoll ———————————— Kenneth R. Stoll, Chief Financial Officer Date May 4, 2004

*	Print the name and title of each signing officer under his or her signature.